Scudder
21st Century
Growth Fund


Annual Report
July 31, 1999


-------------
No-Load Funds
-------------

A no-load (no sales charges) mutual fund which seeks long-term growth of capital by investing primarily in securities of emerging growth companies poised to be leaders in the 21st century.


SCUDDER

                        Scudder 21st Century Growth Fund

--------------------------------------------------------------------------------
Date of Inception:  9/9/96     Total Net Assets as of     Ticker Symbol:  SCTGX
                                7/31/99: $72 million
--------------------------------------------------------------------------------


o During the fund's most recent fiscal year ended July 31, 1999, small-cap growth stocks as a group rebounded from difficulties in 1998 to post strong performance.

o Scudder 21st Century Growth Fund returned an impressive 39.65% over the 12-month period ended July 31, solidly outgaining the 14.53% return of the Russell 2000 Growth Index over the same period.

o The fund benefited from a strong showing by select technology stocks during the period.




                                  Table of Contents


   3  Letter from the Fund's President     19  Notes to Financial Statements
   4  Performance Update                   23  Report of Independent Accountants
   5  Portfolio Summary                    24  Tax Information
   6  Portfolio Management Discussion      25  Officers and Trustees
   9  Investment Portfolio                 26  Investment Products and Services
  15  Financial Statements                 27  Scudder Solutions
  18  Financial Highlights

                      2 - Scudder 21st Century Growth Fund

                        Letter from the Fund's President

Dear Shareholders,

     Small-cap growth stocks, especially in the technology sector, staged a strong comeback during Scudder 21st Century Growth Fund's most recent fiscal year. As solidly as the sector performed, though, your fund performed even better. The fund's total return for the 12-month period was 39.65%, while its benchmark, the Russell 2000 Growth Index, returned 14.53%.

     As noted in the interview that begins on page 6, small-cap growth stocks are benefiting from a reversal of the massive "flight to quality" that accompanied a series of financial crises during the summer of 1998. And though added risk goes hand-in-hand with investments in small growth stocks, I believe the fund's recent performance demonstrates the enormous potential that can come from holding a diversified portfolio of fundamentally sound small growth companies.

     It should be noted that Daniel Pierce retired in June of this year as President of Scudder 21st Century Growth Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Fund's team in this capacity, and look forward to serving your interests.

     If you have any questions regarding Scudder 21st Century Growth Fund or any other Scudder fund, please call Investor Relations at 1-800-SCUDDER (1-800-728-3337). Or visit Scudder's Web site at www.scudder.com.

     Sincerely,

     /s/Lynn S. Birdsong

     Lynn S. Birdsong
     President,
     Scudder 21st Century Growth Fund

                      3 - Scudder 21st Century Growth Fund

                     Performance Update as of July 31, 1999

---------------------
Fund Index Comparison
---------------------

                           Total Return
   ---------------------------------------------
   Period Ended Growth of             Average
   7/31/1999    $10,000  Cumulative   Annual
   ---------------------------------------------
   Scudder 21st Century Growth Fund
   ---------------------------------------------
   1 Year       $ 13,965      39.65%     39.65%
   Life of      $ 15,408      54.08%     16.15%
     Fund*
   ---------------------------------------------
   Russell 2000 Growth Index
   ---------------------------------------------
   1 Year       $ 11,453      14.53%     14.53%
   Life of      $ 12,534      25.34%      8.30%
     Fund*
   ---------------------------------------------

   * The Fund commenced operations on September 9, 1996.
     Index comparisons begin September 30, 1996.


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

         Scudder 21st Century                  Russell 2000
            Growth Fund                         Index Growth

  9/96*       10000                             10000
  1/97         9413                             10277
  7/97        10214                             11090
  1/98        10063                             11173
  7/98        10508                             10944
  1/99        12087                             11980
  7/99        14675                             12534


The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                                                1997*    1998     1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                                                $ 12.87 $ 13.24  $ 18.48
------------------------------------------------------------------------------------------------------------------------------
Income Dividends                                               $   --  $   --   $   --
------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions                                    $   --  $   --   $   --
------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                                            7.25    2.87    39.65
------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                                          10.90   -1.32    14.53
------------------------------------------------------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns would have been lower.

                      4 - Scudder 21st Century Growth Fund

                      Portfolio Summary as of July 31, 1999

----------------
Asset Allocation
----------------

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE:

CHART DATA:

   Equity Holdings                   95%
   Cash Equivalents                   5%
   --------------------------------------
                                    100%
   --------------------------------------


The fund retained a modest cash position during the period.

-------------------------------
Sector Diversification
(Excludes 5% Cash Equivalents)
-------------------------------

THE PRINTED DOCUMENT CONTAINS A PIE CHART HERE:

CHART DATA:

      Technology                     31%
      Service Industries             17%
      Health                         13%
      Consumer Discretionary         10%
      Construction                    6%
      Energy                          4%
      Manufacturing                   4%
      Media                           4%
      Communications                  4%
      Other                           7%
   --------------------------------------
                                    100%
   --------------------------------------


With holdings in 12 separate sectors and more than 85 issues, the fund is broadly diversified.

---------------------------
Ten Largest Equity Holdings
(24% of Portfolio)
---------------------------

    1. VISX Inc.
       Developer of laser technologies and systems for vision correction

    2. Pinnacle Systems, Inc.
       Manufacturer of video post-production
       workstations

    3. Mercury Interactive Corp.
       Producer of automated software testing tools

    4. Vitesse Semiconductor Corp.
       Manufacturer of digital integrated circuits

    5. Realty Information Group, Inc.
       Provider of building plan information

    6. PMC-Sierra, Inc.
       Producer of high speed internetworking component solutions

    7. Trex Company, Inc.
       Manufacturer of non-wood decking alternative products

    8. MedQuist, Inc.
       Electronic document transcription and
       management services

    9. Whittman-Hart, Inc.
       Information technology consulting and system integration services

   10. Abacus Direct Corp.
       Provider of information products and marketing research services


VISX Inc. and Trex Company, the fund's #1 and #7 holdings, respectively, were major contributors to the fund's return over the period.



For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                      5 - Scudder 21st Century Growth Fund

                         Portfolio Management Discussion

In the following interview, Peter Chin and Roy McKay, portfolio managers of Scudder 21st Century Growth Fund, discuss the Fund's market environment and strategy for its most recent fiscal year ended July 31, 1999, as well as their outlook for the coming months.

Q: How did Scudder 21st Century Growth Fund perform over the most recent 12-month period?

A: The fund posted an impressive 39.65% return for the 12 months ended July 31, 1999. Over the same period, the Fund outpaced by a wide margin the 14.53% return of its benchmark, the Russell 2000 Growth Index.

Q: To what do you attribute the fund's strong performance?

A: Two things. Clearly there has been a period of snapback -- beginning in October 1998 and continuing through this past July -- from worries over such issues as the Asian financial crisis, the Russian devaluation, and the Long Term Capital Management problem. These "macro" factors negatively affected small growth stocks during the fund's prior fiscal year, causing a flight to perceived quality, and all of these negative factors seem to have reversed themselves. Second, the fund's portfolio held stocks that overall were fundamentally sound, and performed well.

Q: Please discuss some of the stocks that made important contributions to the fund's return over the period.

A: One of the top contributors, and a company that we still like, is VISX, the dominant supplier of lasers for vision correction eye surgery. The number of such procedures performed continues to rise as the public's anxiety concerning the risks of eye surgery ebbs. As you'd expect, the company is compensated for sales of its lasers to medical practices, but it is also compensated for each surgical procedure that takes place. As more and more procedures are performed, VISX's revenues rise not only because they are paid for each procedure, but because more laser units are going out into the field. The retail terminology is "same store sales" -- more procedures per laser plus more lasers. Cost-cutting competitors present some risk to VISX's rosy picture, but VISX remains the clear leader. We'll be monitoring the company's progress closely over the coming months.

Q: What were some other top performers for the fund?

A: Lycos, the search engine company, was a major contributor to the fund's return. We bought Lycos in the fall; the stock split two for one; and it then made dramatic gains. But, by last February, we felt Lycos was becoming overpriced, and we sold it at an average of $113. There was a second reason we sold the stock: In early 1999, there had been a so-called "take-under" media merger -- where one company makes an offer for another company and the second company's stock actually declines in price. A precedent was set, and we were concerned that this could happen to Lycos. Shortly after we sold the stock, there was an announcement that Lycos was going to merge with USA Network, with the result that Lycos' stock price was hit hard. So selling Lycos when we did helped the fund's performance.

Another top performer for the fund was Network Appliance, which supplies a new technology called

                      6 - Scudder 21st Century Growth Fund

"storage caching." Within a computer network, you're constantly pulling data that typically doesn't change during the course of a day back and forth from a database. With storage caching, you can take that daily usage data and store it in a system that's much closer to the requestor. This new technology makes computer networks cheaper and more efficient to operate, and Network Appliance is the leader in the field. We purchased the stock at $44 when the fund commenced operations, and it closed at $54.50 on July 31.

Q: Were there strong performers outside the technology sector?

A: Yes. One example is Gildan Activewear, an apparel manufacturer and marketer. Their principal product is t-shirts; they sell them at resorts, to companies for promotions, and via retail in stores. The name of the game for Gildan is making t-shirts cheaper, and making them better. The company markets a limited selection of products, so they can afford larger production runs. And because they're based in Canada, they can take advantage of inexpensive hydroelectric power. We look for earnings growth wherever we can find it, and this company has produced. We bought Gildan in early May at $12, and now it's $20 per share.

Another non-tech stock that has performed well for the fund is Trex, which manufactures a unique mixture of plastic and recycled wood for outdoor decking. Unlike other decking materials, the product is maintenance free. Trex's product is selling briskly, and we believe that it has extremely strong market penetration potential.

--------------------------------------------------------------------------------
                Scudder 21st Century Growth Fund: A Team Approach
                                  to Investing

Scudder 21st Century Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead Portfolio Manager Peter Chin, who joined the Adviser in 1973, has responsibility for the Fund's day-to-day management and overall investment strategies. Mr. Chin has over 25 years of research and portfolio management experience, primarily in small company growth stocks.

Portfolio Manager Roy C. McKay joined the Adviser in 1988. Mr. McKay has over 31 years of investment experience, including 22 years of experience specializing in small company growth stocks.
--------------------------------------------------------------------------------

                      7 - Scudder 21st Century Growth Fund

Q: Which stocks detracted from performance?

A: Two that didn't perform well were ESC Medical Systems and Family Golf. ESC makes lasers for skin blemishes, used by dermatologists. The company was growing very fast, but they couldn't ship their product quickly enough to keep up with demand. Family Golf is a consolidator of driving ranges. They had a formula of buying golf facilities and then using their management systems to reduce costs. Unfortunately, the company began to buy more than it could afford, borrowed too much to do it, and acquisitions didn't generate the required level of revenues. We sold our position when the company reported disappointing earnings.

Q: Can small growth stocks continue their strong performance over the coming months?

A: Sector-wide, we think the primary risk for small-cap stocks going forward would come from significant increases in short-term interest rates. With the Fed announcing a neutral stance along with the August 24 rate hike, additional rate increases are possible but less likely for now. Meanwhile, the sorts of small-cap growth companies we like are generally moving along at rapid clips. The top ten companies in the fund's portfolio are all leaders in their fields, and we expect that they will continue their rapid growth. We believe Scudder 21st Century Growth Fund remains an appropriate holding for investors who require an aggressive growth component for a well-diversified portfolio.

                      8 - Scudder 21st Century Growth Fund

                      Investment Portfolio as of July 31, 1999


                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement 5.3%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 7/30/1999 at
  5.04%,  to be  repurchased  at  $3,788,591  on 8/2/1999,  collateralized  by a
  $3,800,000 U.S. Treasury Note, 5.125%, 8/31/2000 (Cost $3,787,000) ....................      3,787,000             3,787,000

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 94.7%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 9.8%
Department & Chain Stores 1.9%
Pacific Sunwear of California* (Operator of a nation-wide mall-based specialty
  retail chain of stores) ...............................................................         25,500               637,500
Rent-A-Center, Inc.* (Owner and operator of rent-to-own stores and franchises) ..........         39,700               719,563
                                                                                                                  ------------
                                                                                                                     1,357,063
                                                                                                                  ------------
Recreational Products 1.0%
THQ, Inc.* (Developer, publisher and distributor of interactive entertainment
  software) .............................................................................         26,700               749,269
                                                                                                                  ------------
Restaurants 3.0%
Dave & Buster's, Inc.* (Operator of restaurant/entertainment complexes) .................         21,500               561,688
Il Fornaio America Corp.* (Restaurant chain) ............................................         29,200               397,850
The Cheesecake Factory Inc.* (Operator of casual dining restaurants) ....................         39,900             1,197,000
                                                                                                                  ------------
                                                                                                                     2,156,538
                                                                                                                  ------------
Specialty Retail 3.9%
Action Performance Companies, Inc.* (Designer and retailer of licensed motorsports
  merchandise) ..........................................................................         16,000               554,000
David's Bridal, Inc.* (Seller of wedding attire) ........................................         36,300               562,650
Gildan Activewear Inc. "A"* (Manufacturer and marketer of branded basic activewear) .....         40,600               834,838
Urban Outfitters, Inc.* (Retailer and wholesaler of specialty merchandise to
  customer niches) ......................................................................         34,100               861,025
                                                                                                                  ------------
                                                                                                                     2,812,513
                                                                                                                  ------------
Consumer Staples 2.6%
Farming 0.3%
Hines Horticulture, Inc.* (Operator of commercial nurseries) ............................         26,000               217,750
                                                                                                                  ------------
Food & Beverage 2.3%
Hain Food Group, Inc.* (Manufacturer of specialty food products) ........................         31,900               803,481
Horizon Organic Holding Corp.* (Producer and marketer of a line of organic dairy
  products) .............................................................................         66,900               827,888
                                                                                                                  ------------
                                                                                                                     1,631,369
                                                                                                                  ------------
Health 12.2%
Biotechnology 2.6%
CryoLife, Inc.* (Cryopreservation of viable human tissue for transplants) ...............         81,100               973,200
Hyseq, Inc.* (Developer of gene-based therapeutic and diagnostic products) ..............         14,100                53,316

    The accompanying notes are an integral part of the financial statements.

                      9 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------

QLT PhotoTherapeutics Inc.* (Developer of pharmaceutical products) ......................         13,200               844,579
                                                                                                                  ------------
                                                                                                                     1,871,095
                                                                                                                  ------------
Health Industry Services 1.9%
MedQuist, Inc.* (Electronic document transcription and management services) .............         32,000             1,388,000
                                                                                                                  ------------
Hospital Management 0.7%
Sunrise Assisted Living, Inc.* (Provider of assisted living to the elderly) .............         16,300               492,056
                                                                                                                  ------------
Medical Supply & Specialty 5.6%
Endocardial Solutions, Inc.* (Manufacturer and marketer of heart monitor system) ........         67,540               721,834
Fusion Medical Technologies, Inc.* (Developer surgical sealants for the treatment
  of surgical wounds) ...................................................................         48,800               494,100
VISX Inc.* (Developer of laser technologies and systems for vision correction) ..........         27,300             2,764,125
                                                                                                                  ------------
                                                                                                                     3,980,059
                                                                                                                  ------------
Pharmaceuticals 1.4%
Coulter Pharmaceutical, Inc.* (Developer of drugs and therapies for treatment of
  cancer) ...............................................................................         39,800               990,025
                                                                                                                  ------------
Communications 3.7%
Cellular Telephone 1.5%
Research in Motion Ltd.* (Manufacturer and marketer of radio modem technology for
  a wide variety of access devices) .....................................................         46,400             1,094,994
                                                                                                                  ------------
Telephone/Communications 2.2%
AudioCodes Ltd.* (Designer, developer and marketer of enabling technologies
  and products for voice over packet networks) ..........................................          8,200               246,000
Convergent Communications, Inc.* (Provider of data and voice communication systems) .....          6,000                96,000
IXC Communications, Inc.* (Provider of data and voice telecommunications
  transmission services) ................................................................         18,600               790,500
Net2Phone, Inc.* (Provider of voice-enhanced Internet communication services) ...........            700                19,163
Terayon Communication Systems, Inc.* (Developer and seller of cable modem systems
  that enable cable operators to deploy two-way broadband access services) ..............         11,200               438,200
                                                                                                                  ------------
                                                                                                                     1,589,863
                                                                                                                  ------------
Media 3.8%
Advertising 1.8%
AdForce, Inc.* (Provider of advertisement management and delivery services on the
  Internet) .............................................................................         27,900               646,931
Speedway Motorsports, Inc.* (Marketer and promoter of motorsports entertainment) ........         16,100               627,900
                                                                                                                  ------------
                                                                                                                     1,274,831
                                                                                                                  ------------
Broadcasting & Entertainment 1.7%
Cumulus Media Inc. "A"* (Radio broadcasting company) ....................................         30,200               728,575
Salem Communications Corp. "A"* (Radio broadcasting company) ............................          4,900               137,200
Source Media, Inc.* (Provider of on-demand information, services and programming) .......         36,500               396,938
                                                                                                                  ------------
                                                                                                                     1,262,713
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                      10 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Cable Television 0.3%
Insight Communications Co., Inc.* (Cable television system operator) ....................          7,000               209,125
                                                                                                                  ------------
Service Industries 15.8%
EDP Services 3.0%
Pegasus Systems, Inc.* (Provider of global electronic commerce and transaction
  processing solutions to diverse businesses) ...........................................         22,700               766,125
Sapient Corp.* (Producer of flexible information technology applications) ...............         14,700               812,175
Ultimate Software Group, Inc.* (Developer of personnel and payroll
  management software solutions) ........................................................         79,700               577,825
                                                                                                                  ------------
                                                                                                                     2,156,125
                                                                                                                  ------------
Miscellaneous Commercial Services 9.6%
Abacus Direct Corp.* (Provider of information products and marketing research
  services) .............................................................................         16,500             1,338,556
Cornell Corrections, Inc.* (Developer and operator of correctional, detention and
  pre-release facilities) ...............................................................         57,300               845,175
Digital River, Inc.* (Provider of comprehensive electronic commerce outsourcing
  solutions to software publishers and online retailers) ................................         27,500               625,625
Eagle USA Airfreight, Inc.* (Provider of airfreight forwarding services) ................         27,100               985,763
Korn/Ferry International* (Global executive search firm) ................................         45,600               629,850
Modis Professional Services, Inc.* (Provider of business services including consulting,
  outsourcing, outplacement, training and strategic staffing) ...........................         40,600               588,700
Newgen Results Corp.* (Provider of customized database management and related services
  for automobile dealerships and manufacturers) .........................................         37,200               465,000
Whittman-Hart, Inc.* (Information technology consulting and system integration
  services) .............................................................................         54,200             1,371,938
                                                                                                                  ------------
                                                                                                                     6,850,607
                                                                                                                  ------------
Miscellaneous Consumer Services 1.7%
Complete Business Solutions, Inc.* (Provider of information technology services to
  organizations) ........................................................................         32,100               609,900
Steiner Leisure Ltd.* (Provider of spa services and skin and hair products on
  cruise ships) .........................................................................         20,500               635,500
                                                                                                                  ------------
                                                                                                                     1,245,400
                                                                                                                  ------------
Printing/Publishing 1.5%
Consolidated Graphics, Inc.* (Provider of printing services) ............................         26,800             1,065,300
                                                                                                                  ------------
Durables 1.5%
Telecommunications Equipment 1.5%
Polycom, Inc.* (Manufacturer of audio and data conferencing products) ...................         32,600             1,092,100
                                                                                                                  ------------
Manufacturing 4.0%
Chemicals 1.1%
Albany Molecular Research, Inc.* (An integrated chemistry outsourcing company) ..........         23,100               785,400
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                      11 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Machinery/Components/Controls 1.0%
Astec Industries, Inc.* (Designer and manufacturer of equipment and components for
  road building and related construction activities) ....................................         20,400               696,150
                                                                                                                  ------------
Wholesale Distributors 0.8%
WESCO International, Inc.* (Distributor of electrical products and other industrial
  maintenance, repair and operating supplies) ...........................................         32,700               588,600
                                                                                                                  ------------
Miscellaneous 1.1%
JAKKS Pacific, Inc.* (Manufacturer and developer of toys and related products for
  children) .............................................................................         25,700               785,456
                                                                                                                  ------------
Technology 29.7%
Computer Software 5.3%
Advent Software, Inc.* (Provider of stand-alone and client/server software products) ....         16,600             1,130,875
ISS Group, Inc.* (Provider of network security monitoring, detection, and response
  software) .............................................................................         29,000               630,750
Packeteer, Inc.* (Provider of application-adaptive bandwidth management solutions) ......          3,400               100,300
Pilot Network Services, Inc.* (Provider of comprehensive security services over the
  internet) .............................................................................         48,900               446,213
SalesLogix Corp.* (Provider of software that enables mid-market businesses to sell
  products over internet) ...............................................................          3,100                52,313
TSI International Software Ltd.* (Provider of software and related services to
  businesses) ...........................................................................         62,200             1,185,688
Watchguard Technologies, Inc.* (Provider of Internet security products) .................         19,600               237,650
                                                                                                                  ------------
                                                                                                                     3,783,789
                                                                                                                  ------------
Diverse Electronic Products 1.2%
InterVU, Inc.* (Provider of Internet video delivery products) ...........................         22,500               838,125
                                                                                                                  ------------
EDP Peripherals 6.2%
AboveNet Communications Inc.* (Provider of internet operations) .........................         18,300               647,934
CAIS Internet, Inc.* (Provider of internet services) ....................................         44,300               692,188
Mercury Interactive Corp.* (Producer of automated software testing tools) ...............         43,200             1,992,600
Network Appliance, Inc.* (Designer and manufacturer of network data storage devices) ....         20,200             1,100,900
                                                                                                                  ------------
                                                                                                                     4,433,622
                                                                                                                  ------------
Office/Plant Automation 4.4%
Mercury Computer Systems, Inc.* (Manufacturer of digital signal processing computer
  systems) ..............................................................................         38,600             1,104,925
Pinnacle Systems, Inc.* (Manufacturer of video post-production workstations) ............         71,200             2,073,700
                                                                                                                  ------------

                                                                                                                    3,178,625
                                                                                                                  ------------
Semiconductors 7.0%
PLX Technology, Inc.* (Provider of semiconductor devices and related software) ..........         25,000               728,125
PMC-Sierra, Inc.* (Producer of high speed internetworking component solutions) ..........         19,600             1,533,700
Transwitch Corp.* (Developer, marketer and supporter of integrated digital and
  mixed-signal semiconductors for telecommunication markets) ............................         19,500               855,563

    The accompanying notes are an integral part of the financial statements.

                      12 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..............         29,100             1,858,763
                                                                                                                  ------------
                                                                                                                     4,976,151
                                                                                                                  ------------
Miscellaneous 5.6%
Chemdex Corp.* (Provider of e-commerce solutions) .......................................          1,100                33,000
Commerce One, Inc.* (Provider of Web-based, enterprise procurement solutions) ...........         20,900             1,039,775
Digex, Inc.* (Provider of Web site hosting services) ....................................          2,100                46,856
Engage Technologies, Inc.* (Provider of profile driven Internet marketing solutions) ....          1,500                51,844
MEDE AMERICA Corp.* (Provider of electronic interchange products and services
  to the healthcare industry) ...........................................................         23,600               663,750
National Computer Systems, Inc. (Global information services company) ...................         20,400               698,700
National Information Consortium, Inc.* (Provider of Internet based electronic
  government solutions) .................................................................         49,400               808,925
SonoSite, Inc.* (Developer of miniaturized digital ultrasound imaging devices) ..........         38,400               693,600
                                                                                                                  ------------
                                                                                                                     4,036,450
                                                                                                                  ------------
Energy 4.2%
Oil & Gas Production 2.2%
Key Production Co., Inc.* (Oil and gas production) ......................................         62,500               636,719
Swift Energy Co.* (Oil and gas exploration and production) ..............................         89,900               938,331
                                                                                                                  ------------
                                                                                                                     1,575,050
                                                                                                                  ------------
Oil Companies 1.0%
Stone Energy Corp.* (Independent oil and gas company) ...................................         15,300               691,369
                                                                                                                  ------------
Oilfield Services/Equipment 1.0%
National-Oilwell, Inc.* (Manufacturer of oil and gas drilling equipment) ................         47,100               750,656
                                                                                                                  ------------
Construction 5.3%
Building Materials 1.0%
Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood, wood-to-concrete
  and wood-to-masonry connectors) .......................................................         13,400               688,425
                                                                                                                  ------------

Building Products 4.3%
Realty Information Group, Inc.* (Provider of building plan information) .................         43,900             1,679,175
Trex Company, Inc.* (Manufacturer of non-wood decking alternative products) .............         50,700             1,432,275
                                                                                                                  ------------
                                                                                                                     3,111,450
                                                                                                                  ------------

Transportation 2.1%
Airlines 1.1%
America West Holdings Corp. "B"* (Passenger airline) ....................................         39,700               786,556
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                      13 - Scudder 21st Century Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------

Railroads 1.0%
Wisconsin Central Transportation Co.* (Operator of regional freight railroad) ...........         39,500               706,063
Total Common Stocks (Cost $52,430,780)                                                                              67,898,732

------------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio-- 100.0% (Cost $56,217,780) (a)                                                          71,685,732

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $56,257,517. At July 31, 1999, net unrealized appreciation for all securities based on tax cost was $15,428,215. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $18,221,023 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,792,808.

    The accompanying notes are an integral part of the financial statements.

                      14 - Scudder 21st Century Growth Fund

                              Financial Statements


                       Statement of Assets and Liabilities
                               as of July 31, 1999


Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $56,217,780) .............         $  71,685,732
                  Cash .............................................................                   200
                  Receivable for investments sold ..................................               746,837
                  Receivable for Fund shares sold ..................................                50,125
                  Dividends and interest receivable ................................                 1,060
                  Deferred organization expenses ...................................                 9,185
                  Other assets .....................................................                   972
                                                                                             ----------------
                  Total assets .....................................................            72,494,111
Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ................................               769,795
                  Payable for Fund shares redeemed .................................                12,528
                  Accrued management fee ...........................................                59,048
                  Other payables and accrued expenses ..............................               101,013
                                                                                             ----------------
                  Total liabilities ................................................               942,384
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $  71,551,727
                  -------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation (depreciation) on investments ........            15,467,952
                  Accumulated net realized gain (loss) .............................             3,816,227
                  Paid-in capital ..................................................            52,267,548
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $  71,551,727
                  -------------------------------------------------------------------------------------------
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($71,551,727
                  / 3,870,878 outstanding shares of beneficial interest, $.01 par            ----------------
                  value, unlimited number of shares authorized) ....................                $18.48
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.

                      15 - Scudder 21st Century Growth Fund

                            Statements of Operations


                                                                                            Eleven Months      Year Ended
                                                                                                Ended          August 31,
Investment Income                                                                           July 31, 1999         1998
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends .............................................................  $      21,651     $      46,233
                  Interest ..............................................................        117,559            72,729
                                                                                           ----------------  ----------------
                                                                                                 139,210           118,962
                  Expenses:
                  Management fee ........................................................        416,678           323,987
                  Services to shareholders ..............................................        339,978           191,319
                  Custodian and accounting fees .........................................         45,405            51,536
                  Trustees' fees and expenses ...........................................         48,924            55,131
                  Auditing ..............................................................         25,059            17,635
                  Registration fees .....................................................         17,810            17,253
                  Reports to shareholders ...............................................         14,666            23,204
                  Legal .................................................................          7,670            14,634
                  Amortization of organization expense ..................................          3,978             4,347
                  Other .................................................................          4,147             4,732
                                                                                           ----------------  ----------------
                  Total expenses before reductions ......................................        924,315           703,778
                  Expense reductions ....................................................       (195,129)         (136,802)
                                                                                           ----------------  ----------------
                  Expenses, net .........................................................        729,186           566,976
                  Net investment income (loss)                                                  (589,976)         (448,014)

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ...........................................................      6,048,551           (75,261)
                  Foreign currency related transactions .................................            106                 --
                                                                                           ----------------  ----------------
                                                                                               6,048,657           (75,261)
                  Net unrealized appreciation (depreciation) during the period on
                     investments ........................................................     19,613,097        (8,260,290)
                  Net gain (loss) on investment transactions ............................     25,661,754        (8,335,551)

                  Net increase (decrease) in net assets resulting from operations          $  25,071,778     $  (8,783,565)

    The accompanying notes are an integral part of the financial statements.

                      16 - Scudder 21st Century Growth Fund

                       Statements of Changes in Net Assets


                                                                                                      For the Period
                                                                                                      September 9,
                                                                                                         1996
                                                                Eleven Months                        (commencement of
                                                                Ended July 31,     Year Ended         operations) to
Increase (Decrease) in Net Assets                                   1999           August 31, 1998    August 31, 1997
---------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income (loss) ................. $  (589,976)      $  (448,014)      $  (164,846)
                  Net realized gain (loss) from investment
                     transactions ..............................    6,048,657          (75,261)       (1,568,265)
                  Net unrealized appreciation (depreciation)
                     on investment transactions during the
                     period ....................................   19,613,097       (8,260,290)         4,115,145
                                                                 ----------------  ----------------  ----------------
                  Net increase (decrease) in net assets
                     resulting from operations .................   25,071,778       (8,783,565)         2,382,034
                  Fund share transactions:
                  Proceeds from shares sold ....................   34,857,980        21,758,221        24,126,673
                  Cost of shares redeemed ...................... (15,346,773)       (9,368,423)       (3,228,689)
                  Redemption fees ..............................       43,738            22,595            14,958
                                                                 ----------------  ----------------  ----------------
                  Net increase (decrease) in net assets from
                     Fund share transactions ...................   19,554,945        12,412,393        20,912,942
                                                                 ----------------  ----------------  ----------------
                  Increase (decrease) in net assets ............   44,626,723         3,628,828        23,294,976
                  Net assets at beginning of period ............   26,925,004        23,296,176             1,200
                  Net assets at end of period .................. $ 71,551,727      $ 26,925,004      $ 23,296,176

Other Information
---------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ....    2,653,082         1,776,347               100
                                                                 ----------------  ----------------  ----------------
                  Shares sold ..................................    2,232,047         1,580,844         2,058,513
                  Shares redeemed ..............................  (1,014,251)         (704,109)         (282,266)
                                                                 ----------------  ----------------  ----------------
                  Net increase (decrease) in Fund shares .......    1,217,796           876,735         1,776,247
                  Shares outstanding at end of period ..........    3,870,878         2,653,082         1,776,347

    The accompanying notes are an integral part of the financial statements.

                      17 - Scudder 21st Century Growth Fund

                                Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.


                                                                                                          For the Period
                                                                                                           September 9,
                                                                                                               1996
                                                                                                          (commencememt
                                                                           Eleven Months   Year Ended     of operations) to
                                                                          Ended July 31,   August 31,        August 31,
                                                                               1999          1998                1997
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .....................................   $10.15           $13.11            $12.00
Income from investment operations:
Net investment income (loss) .............................................     (.19)            (.19)             (.15)
Net realized and unrealized gain on investments ..........................     8.51            (2.78)             1.25
Total from investment operations .........................................     8.32            (2.97)             1.10
Redemption fees ..........................................................      .01              .01               .01
Net asset value, end of period ...........................................   $18.48           $10.15            $13.11
-----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) .................................................    82.07**         (22.58)             9.25**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................................       72               27                23
Ratio of operating expenses, net to average daily net assets (%) .........     1.75*            1.75              1.75*
Ratio of operating expenses before expense reductions, to average daily
  net assets (%)                                                               2.22*            2.17              3.52*
Ratio of net investment income (loss) to average daily net assets (%) ....    (1.42)*          (1.38)            (1.27)*
Portfolio turnover rate (%) ..............................................   147.6*           119.8              92.0*

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized

                      18 - Scudder 21st Century Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder 21st Century Growth Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On September 16, 1998, the Fund changed its fiscal year end for financial reporting and federal income tax purposes from August 31 to July 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                      19 - Scudder 21st Century Growth Fund

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1998 through July 31, 1999 the Fund incurred approximately $542,000 of net realized long term capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2000.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to net investment losses incurred by the Fund. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

                      B. Purchases and Sales of Securities

For the eleven months ended July 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $76,541,134 and $59,372,461, respectively. For the year ended August 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $46,724,351 and $36,369,360, respectively.

                      20 - Scudder 21st Century Growth Fund

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of the Fund's management fee until November 30, 1999 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the eleven months ended July 31, 1999, the Adviser did not impose a portion of its management fee amounting to $195,129 and the amount imposed amounted to $221,549, of which $59,048 was unpaid at July 31, 1999. For the year ended August 31, 1998, the Adviser did not impose a portion of its management fee amounting to $136,802 and the amount imposed amounted to $187,185.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the eleven months ended July 31, 1999, SSC imposed fees amounting to $140,376, of which $16,387 was unpaid at July 31, 1999. For the year ended August 31, 1998, SSC imposed fees amounting to $109,029.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the eleven months ended July 31, 1999, STC imposed fees amounting to $34,388, of which $8,169 was unpaid at July 31, 1999. For the year ended August 31, 1998, STC imposed fees amounting to $10,812.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the eleven months ended July 31, 1999, SFAC imposed fees amounting to $35,359, of which $7,091 was unpaid at July 31, 1999. For the year ended August 31, 1998, SFAC imposed fees amounting to $37,500.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the eleven months ended July 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $133,128. For the year ended August 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $53,609.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the eleven months ended July 31, 1999, the Trustees' fees and expenses aggregated $48,924. For the year ended August 31, 1998, the Trustees' fees and expenses aggregated $55,131.

                      21 - Scudder 21st Century Growth Fund

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                      22 - Scudder 21st Century Growth Fund

                          Report of Independent Accountants

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder 21st Century Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder 21st Century Growth Fund (the "Fund") at July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
September 17, 1999

                      23 - Scudder 21st Century Growth Fund

                                 Tax Information

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,350,000 as capital gain dividends for its year ended July 31, 1999, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

                      24 - Scudder 21st Century Growth Fund

                              Officers and Trustees

Lynn S. Birdsong*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Keith R. Fox
Trustee; Private Equity Investor

William H. Luers
Trustee; Chairman and
President, U.N. Association of
America

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Joan E. Spero
Trustee; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Trustee; Consultant

Wilson Nolen
Honorary Trustee; Consultant

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg
Honorary Trustee

Peter Chin*
Vice President

J. Brooks Dougherty*
Vice President

James M. Eysenbach*
Vice President

James E. Fenger*
Vice President

Philip S. Fortuna*
Vice President

Ann M. McCreary*
Vice President

Thaddeus Paluszek*
Vice President

Kurt R. Stalzer*
Vice President

Peter Taylor*
Vice President

John Millette*
Vice President and Secretary

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary







                        *Scudder Kemper Investments, Inc.


                      25 - Scudder 21st Century Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      26 - Scudder 21st Century Growth Fund

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                                Scudder Solutions
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Convenient ways to invest, quickly and reliably:
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
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
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          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-SCUDDER

Please address all written correspondence to:  The Scudder Funds, P.O. Box 2291, Boston, Massachusetts 02107-2291
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                      27 - Scudder 21st Century Growth Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER